SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 8, 2003



                    Bogen Communications International, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-22046                38-3114641
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(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
        Incorporation)                                      Identification No.)



                                50 Spring Street,
                            Ramsey, New Jersey 07446
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                    (Address of Principal Executive Offices)



                                 (201) 934-8500
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              (Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

            The information contained in this report on Form 8-K is being furnished pursuant to Item 12 "Results of Operations and Financial Condition." The Company issued a press release on August 8, 2003 announcing its financial results for the quarter ended June 30, 2003, a copy of which is attached as
Exhibit 99.1.




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bogen Communications International, Inc.


                                        By: /s/ Maureen A. Flotard
                                            -----------------------
                                            Maureen A. Flotard
                                            Chief Financial Officer


Dated:  August 8, 2003